                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                      MORGAN FUNSHARES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
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     (4) Date Filed:
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
                             MORGAN FUNSHARES, INC.

                                ----------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 13, 1998

                            ------------------------

    The Annual Meeting of Shareholders of Morgan FunShares, Inc. (the "Fund") will be held at Park Place, 10 West Streetsboro St., Hudson, Ohio 44236 at 4:00 p.m., local time, on Monday, April 13, 1998 for the following purposes:

    1. To elect seven Directors to the Fund's Board of Directors to hold office until the next Annual Meeting and until their respective successors have been duly elected and qualified.

    2. To ratify or reject the continuation of the Investment Advisory Agreement between the Fund and Burton D. Morgan dated April 2, 1996.

    3. To ratify or reject the continuation of McCurdy & Associates C.P.A.'s, Inc. as the Fund's independent public accountants for the fiscal year ending December 31, 1998.

    4. To consider and act upon a proposal to amend the Articles of Incorporation to increase the amount of authorized common shares, without par value, of the Fund, from 1,200,000 shares to 2,500,000 shares.

    5. To transact such other business as may properly come before the meeting or any adjournment thereof.

    Shareholders of record as of the close of business on March 2, 1998 are entitled to vote at the meeting or any adjournment thereof.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          Catherine Kantorowski
                                          SECRETARY

Hudson, Ohio
March 27, 1998

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED FORM OF PROXY. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

                                PROXY STATEMENT

    The accompanying proxy is solicited by the Directors of Morgan FunShares, Inc. (the "Fund") for use at the Annual Meeting of its Shareholders, to be held at Park Place, 10 West Streetsboro St., Hudson, Ohio 44236 at 4:00 p.m., local time, on Monday, April 13, 1998.

    Shareholders of record as of the close of business on the record date, March 2, 1998, are entitled to vote at the Annual Meeting or any adjournment thereof. As of that date, 1,175,990 common shares of the Fund were outstanding, each of which is entitled to one vote at the Annual Meeting.

    This proxy statement and form of proxy is being mailed to shareholders on or about March 27, 1998.

    THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT 1997 TO ANY SHAREHOLDER WHO REQUESTS IT BY CONTACTING MR. ROBERT PINCUS, MAXUS INVESTMENT GROUP, 1301 EAST NINTH ST., 36TH FLOOR, CLEVELAND, OHIO 44114 (CALL TOLL-FREE 1-800-44-MAXUS).

1.  ELECTION OF DIRECTORS

    It is the intention of the persons named in the accompanying form of proxy to vote at the Annual Meeting for the election of the nominees named below as Directors of the Fund to serve until the next Annual Meeting and until their successors are elected and qualified. Each such nominee has consented to being named herein and to serve if elected. If any such nominee should be unable to serve, an event not now anticipated, the persons named as proxies may vote for other persons in their discretion. A shareholder may instruct the persons named as proxies not to vote the shares represented by his proxy for any or all of the nominees for election.

INFORMATION CONCERNING NOMINEES

    The information concerning the nominees set forth in the following table is based in part on information received from the respective nominees and in part on the Fund's records:

                                                                                         NUMBER AND PERCENTAGE OF
                                                                                           SHARES BENEFICIALLY
       NAME AND POSITION                      PRINCIPAL OCCUPATION DURING                         OWNED
       WITH THE FUND(1)                         PAST FIVE YEARS AND AGE                   AS OF MARCH 2, 1998(2)
-------------------------------  ------------------------------------------------------  ------------------------
J. Martin Erbaugh                President, ERBAUGH Corp. dba Lawnmark; President, Coer       5,400(3)
Director                           Properties; Director, Lesco, Inc.; Director, Morgan
                                   Bank NA; Age 49.

Burton D. Morgan*                Chairman, Morgan Bank NA; President, Basic Search,            580,000(49.3%)
Chairman and Director              Inc.; Director, Multi-Color, Inc.; Director, Morgan
                                   Adhesives, Inc.; Effective October 18, 1995, he
                                   became a registered investment advisor; Age 81

Robert F. Pincus**               Vice President--Marketing and Client Services, Maxus         6,500(3)
President and Director             Investment Group; Age 53

William K. Cordier               Chairman and President, Cordier Group Holdings, Inc.;     0
Director                           Chairman and CEO, Canton Drop Forge, Inc.; Age 70

Keith Brown                      President, Chimera Corporation; Director, USG             0
Director                           Corporation; Director, Myers Corporation; Age 46

                                                                                         NUMBER AND PERCENTAGE OF
                                                                                           SHARES BENEFICIALLY
       NAME AND POSITION                      PRINCIPAL OCCUPATION DURING                         OWNED
       WITH THE FUND(1)                         PAST FIVE YEARS AND AGE                   AS OF MARCH 2, 1998(2)
-------------------------------  ------------------------------------------------------  ------------------------
James M. Hojnacki                Vice President, The Provident Bank, Cleveland, Ohio;                0
Director                           Age 36

James C. Onorato                 President, Summit Capital Inc.; Portfolio Manager,             800(3)
Vice President and Director        Maxus investment Group; Age 41

------------------------

 * Mr. Morgan is an "interested person" as defined by the Investment Company Act of 1940 (the "Act") by reason of his acting as investment advisor upon approval of the continuation of the Investment Advisory Agreement and by reason of his beneficial ownership of 49.3% of the outstanding shares of the Fund.

** Maxus Information Systems, Inc., a subsidiary of Maxus Investment Group performs all of the processing of the trades, prices the Fund, and maintains the records for the transactions and expenses of the Fund, pursuant to an Accounting Services Agreement with the Fund.

(1) Mr. Morgan has served as a Director since 1989, Mr. Pincus has served since 1993, Mr. Erbaugh has served since 1994, Messrs. Cordier, Brown and Hojnacki have served since 1996, and Mr. Onorato has served since 1997.

(2) On February 17, 1998, the Board of Directors authorized a 2-for-1 stock split. The record date for the stock split was set as March 2, 1998. These figures include shares received in the split.

(3) Constitutes less than 1% of outstanding shares.

    As of March 2, 1998, all eight Officers and Directors as a group held 596,700 shares, constituting 50.7% of the outstanding shares of the Fund.

    Four meetings of the Board of Directors were held during the fiscal year ended December 31, 1997. Each Director attended at least 50% of the meetings of the Board of Directors during the fiscal year.

    The Fund did not have a standing audit committee, nominating committee, or compensation committee of the Board of Directors as of December 31, 1997. It has established an audit committee as of February 17, 1998, consisting of directors James M. Hojnacki, J. Martin Erbaugh and Robert F. Pincus.

EXECUTIVE OFFICERS

    In addition to Messrs. Morgan, Pincus and Onorato, the Fund has the following executive officer:

                                                                                               NUMBER OF SHARES
    NAME AND POSITION                       PRINCIPAL OCCUPATION DURING                    BENEFICIALLY OWNED AS OF
     WITH THE FUND(1)                         PAST FIVE YEARS AND AGE                          MARCH 2, 1998(2)
--------------------------  ------------------------------------------------------------  --------------------------
Catherine Kantorowski       Executive Secretary to Burton D. Morgan; Age 67                          4,000(3)
Secretary

------------------------

(1) Ms. Kantorowski has served since 1996.

(2) On February 17, 1998, the Board of Directors authorized a 2-for-1 stock split. The record date for the stock split was set as March 2, 1998. These figures include shares received in the split.

(3) Constitutes less than 1% of outstanding shares.

COMPENSATION OF DIRECTORS

    Each Director who was not acting as the Investment Advisor or was not an interested person of Maxus Information Systems, Inc. earned compensation from the Fund in the amount of $100 for each Board of Directors or shareholders meeting attended. The Board of Directors met four times in fiscal year 1997.

2.  CONTINUATION OF INVESTMENT ADVISORY AGREEMENT

    The Fund's investments are managed by Burton D. Morgan (the "Advisor") pursuant to an Investment Advisory Agreement (the "Agreement") dated April 2, 1996. The Agreement was approved by the Shareholders at the Annual Meeting of the Shareholders held on April 2, 1996. The Board of Directors approved the Agreement and the Advisor on April 2, 1996. On March 3, 1998, the Board of Directors, including a majority of the Directors, who are not "interested persons" of the Fund or the Advisor, approved the continuation of the Agreement.

    The Agreement provides that as compensation for his services to the Fund, the Advisor is entitled to receive from the Fund an annual fee of 1% of the average value of the Fund's net assets up to $150,000,000, and .75% of the average value of the Fund's net assets in excess of $150,000,000, payable monthly. The Agreement also provides that the Advisor will reimburse the Fund in the amount, if any, by which total operating expenses of the Fund for any fiscal year, exclusive of taxes, interest, brokerage fees and commissions, amortization and extraordinary expenses, exceed 2% of the average annual net assets of the Fund, except that the amount required to be reimbursed for any fiscal year will not exceed the amount of fees received by the Advisor with respect to that fiscal year. The Advisor received a management fee from the Fund for the fiscal year ended December 31, 1997, in the amount of $61,671. The Advisor reimbursed the Fund in the amount of $40,397.99 on January 14, 1998 for expenses exceeding the 2% limit in 1996.

    Subject to the supervision of the Fund's Board of Directors, the Advisor (i) manages all the Fund's assets in accordance with the Fund's investment objectives, policies and limitations as stated in the Fund's prospectus; (ii) makes investment decisions with respect to the assets; and (iii) places orders to purchase and sell securities.

    The Agreement will automatically renew for successive annual periods, provided the continuance is specifically approved by (i) the Fund's Board of Directors, or (ii) by a vote of a majority of the Fund's outstanding voting securities (as defined in the Act), provided that in either event the continuance is also approved by a majority of the Board of Directors who are not "interested persons" (as defined in the Act) of the Fund, by vote cast in person at a meeting called for the purpose of voting on the approval. Notwithstanding the foregoing, the Agreement may be terminated (i) at any time without penalty by the Fund, upon the vote of the majority of the Fund's Board of Directors or by vote of the majority of the Fund's outstanding voting securities, upon notice to the Fund, or (ii) by the Advisor at any time without penalty.

    Under the Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matter to which the Agreement relates, provided that nothing in the Agreement protects the Advisor against any liability to the Fund or to the holders of the Fund's shares representing interests in the Fund to which the Advisor would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on his part in the performance of his duties or by reason of the Advisor's reckless disregard of his obligations and duties under the Agreement.

    The Advisor is doing business as a sole proprietor whose address is Park Place, 10 West Streetsboro, Hudson, Ohio 44236-2850. The Advisor is the Chairman and a Director of the Fund.

    The affirmative vote of at least 67% of the shares represented at the meeting (if more than 50% of the outstanding shares entitled to vote are represented at the meeting) or a majority of the outstanding shares of the Fund, whichever is less, is required to approve this proposal .

    The Fund has entered into an Accounting Services Agreement with Maxus Information Systems, Inc., a subsidiary of Maxus Investment Group, under which during the fiscal year ended December 31, 1997, the Fund paid Maxus Information Systems, Inc. $30,088. The Agreement provides that Maxus Information Systems, Inc. will maintain the current books, accounts, records, journals or other records of original entry relating to the business of the Fund.

    The Advisor has an agreement with Maxus Asset Management, Inc., under which Maxus Asset Management, Inc. provides the Advisor with statistical and other factual information regarding economic and market factors and individual companies. The Advisor pays Maxus Asset Management, Inc. a fee of $3,000 per month for these services.

3.  APPOINTMENT OF AUDITORS

    The Directors of the Fund, including a majority of the Directors who are not "interested persons" of the Fund, have selected McCurdy & Associates C.P.A.'s, Inc. to continue as Auditors for the Fund for the fiscal year ending December 31, 1998. McCurdy & Associates C.P.A.'s, Inc. has advised the Fund that it has no direct or indirect financial interest in the Fund. This selection is subject to the approval of the shareholders of the Fund at the Annual Meeting. The enclosed proxy card provides space for instructions directing the proxies named therein to vote for or against ratification of the selection. A representative of McCurdy & Associates C.P.A.'s, Inc. is expected to be present at the Annual Meeting and will be available to respond to appropriate questions relating to the examination of the Fund's financial statements and will have the opportunity to make a statement if so desired.

4.  AMENDMENT TO ARTICLES OF INCORPORATION

    At the Annual Meeting, the Shareholders are being requested to approve an amendment to the Fund's Articles of Incorporation for the purpose of increasing the total number of shares of Common Stock the Fund is authorized to issue. The Fund's current Articles of Incorporation, as amended (the "Articles") authorize the Fund to issue 1,200,000 common shares, without par value. On February 17, 1998, the Board of Directors of the Fund authorized an amendment to the Articles to increase the authorized number of shares to 2,500,000 common shares.

REASON FOR THE AMENDMENT

    The Board of Directors has no specific plans to issue the additional shares resulting from the proposed amendment. The Board of Directors may consider various alternatives to increase the amount of equity of the Fund held by the public and seeks the increase so that the Fund will have shares available if the Board determines that the Fund should seek to raise additional capital.

    No shareholder is entitled to any preemptive rights with respect to the Fund's Common Stock. If the amendment is approved by the Shareholders, no further vote of the Shareholders will be required prior to the Fund's issuance of Common Stock in accordance with the Company's Articles of Incorporation, as amended, except as may be required by applicable law.

TEXT OF AMENDMENT

    Under the proposed amendment, Article Fourth of the Articles of Incorporation would be amended as follows:

       "FOURTH: The Corporation shall be authorized to issue 2,500,000 common shares, without par value."

    If the proposed amendment is approved, the Fund intends to file the amendment to the Articles of Incorporation with the Secretary of State of Ohio as soon as is reasonably practicable after such approval is obtained.

         THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" APPROVAL OF THE PROPOSED AMENDMENT TO THE ARTICLES OF INCORPORATION.

                              BENEFICIAL OWNERSHIP

    As of March 2, 1998, the only persons who are known by the Fund to be the beneficial owners of more than 5% of the outstanding shares of the Fund are Burton D. Morgan, Park Place, 10 West Streetsboro, Hudson, Ohio, who owns 580,000 shares (49.3% of the outstanding shares) as of that date, and Luke E. Sims, 777 E. Wisconsin Ave., Suite 3700, Milwaukee, Wisconsin, who owns 91,240 shares (7.8% of the outstanding shares) as of that date.

                        COMPLIANCE WITH SECTION 16(a) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Securities Exchange Act of 1934 requires the Fund's directors and executive officers, and persons who own more than ten percent of a registered class of the Fund's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Fund. Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms which they file with the SEC.

    To the Fund's knowledge, based solely on review of the copies of such reports furnished to the Fund and written representations that no other reports were required, during 1997, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with.

                                 OTHER MATTERS

    The Fund knows of no business to be brought before the Meeting except as set forth above. If, however, any other matters properly come before the Meeting, the persons named in the enclosed form of proxy intend to vote on such matters in accordance with their best judgment.

                             REVOCATION OF PROXIES

    Any person giving a proxy has power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of the Fund. In addition, a shareholder present at the Meeting may withdraw his proxy and vote in person. All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained therein. If no specification is made on a proxy, it will be voted for the election of Directors, for ratification of the continuation of the Investment Advisory Agreement, for ratification of the continuation of the independent accountants, and for approval to amend the Articles of Incorporation to increase the amount of authorized common shares.

                            SOLICITATION OF PROXIES

    Proxies will be solicited by mail and may also be solicited in person or by telephone by Officers or Directors of the Fund. The cost of preparing and mailing this statement and the accompanying form of notice and proxy will be borne by the Fund.

    Although neither Ohio law nor the Articles of Incorporation or Code of Regulations of the Fund specifically provide for such matters, the Fund's policy and practice is that (i) properly executed proxies that are marked "abstain" or are held in "street name" by brokers that are not voted on one or more proposals (if otherwise voted on at least one proposal) will be counted for purposes of determining whether a quorum has been achieved at the Annual Meeting, and (ii) abstentions and broker non-votes will not be treated as either a vote for or a vote against any of the proposals to which such abstention or broker non-vote applies.

                         PROPOSALS OF SECURITY HOLDERS

    Proposals of shareholders intended to be presented at the Annual Meeting of the Fund in 1999 must be received by the Fund no later than December 31, 1998 for inclusion in the Fund's proxy statement and form of proxy relating to that meeting. The mailing address of the Fund is Park Place, 10 West Streetsboro, Hudson, Ohio 44236.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          Catherine Kantorowski
                                          SECRETARY

March 27, 1998

                MORGAN FUNSHARES, INC.
PROXY      Annual Meeting of Shareholders -- April 13,
1998                                             PROXY
  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                      DIRECTORS
    The undersigned hereby appoints Burton D. Morgan and J. Martin Erbaugh, and each of them, the proxies of the undersigned with power of substitution to each of them to vote all shares of Morgan FunShares, Inc.
which the undersigned is entitled to vote at the Annual Meeting of Shareholders held at Park Place, 10
West Streetsboro, Hudson, Ohio on April 13, 1998 at
4:00 p.m. local time, and any adjournment thereof.
1. Election of Directors: (Instructions: To withhold authority to vote for any individual nominee, strike a line through the nominee's name indicated below).

J. MARTIN ERBAUGH      ROBERT F. PINCUS      JAMES M. HOJNACKI       KEITH BROWN
BURTON D. MORGAN       JAMES C. ONORATO      WILLIAM K. CORDIER

2.  Proposal to approve continuation of the Investment
    Advisory Agreement.
3.  Proposal to ratify the continuation of McCurdy &
    Associates C.P.A.'s, Inc., as auditors for the
    fiscal year ending December 31, 1998.
4.  Proposal to amend the Articles of Incorporation to
    increase the amount of authorized Common Stock,
    without par value from 1,200,000 shares to
    2,500,000 shares.
5.  In their discretion, the Proxies are authorized to
    vote upon such other business as may properly come
    before the meeting including the election of any
    person as a Director if any of the nominees named
    above is unable to serve or for good cause
    unwilling to serve and matters incident to the
    conduct of the Annual Meeting.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE
MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.
IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR
PROPOSALS 1, 2 3, AND 4. PLEASE VOTE PROMPTLY.
IF YOU HAVE COMMENTS OR AN ADDRESS CHANGE, PLEASE NOTE BELOW.
COMMENTS:
------------------------------------
------------------------------------
------------------------------------
------------------------------------
ADDRESS CHANGE
------------------------------------
STREET
------------------------------------------------
APT.NO./P.O. BOX
------------------------------------------------
CITY
------------------------------------------------
STATE
------------------------------------------------
ZIP CODE
------------------------------------------------
SIGNATURE

1.  ELECTION OF DIRECTORS (Vote for all nominees except as          2.  TO APPROVE CONTINUANCE OF THE INVESTMENT
    indicated above).                                                   ADVISORY AGREEMENT
            / /  For     / /  Withhold Authority                            / /  For       / /  Against       / /  Abstain

3.  TO RATIFY THE CONTINUATION OF MCCURDY & ASSOCIATES              4.  TO APPROVE THE AMENDMENT TO THE ARTICLES OF
    C.P.A.'S, INC. AS AUDITORS.                                         INCORPORATION
    / /  For             / /  Against             / /  Abstain              / /  For       / /  Against       / /  Abstain

DO YOU PLAN TO ATTEND THE ANNUAL MEETING?                           Dated:
            / /  Yes     / /  No                                    ----------------------------------------------------------
                                                                    Signature(s) of Shareholder(s)
                                                                    Please sign exactly as name appears in the box on the left.
                                                                    When signing as attorney, executor, administrator, trustee or guardian, please give your title as such. If a corporation, please sign in full corporate name by president or other
                                                                    authorized officer. If a partnership, please sign partnership name by authorized person as a joint account, please provide both signatures.
                                                                    -------------------------------------------------------------
                                                                    Print Name of Shareholder
                                                                    -------------------------------------------------------------
                                                                    Signature
                                                                    -------------------------------------------------------------
                                                                    Print Shareholder Name if held jointly
                                                                    -------------------------------------------------------------
                                                                    Signature if held jointly